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                       CONSENT OF DELOITTE & TOUCHE LLP




                                 EXHIBIT 23.2

                        INDEPENDENT AUDITOR'S CONSENT

         We consent to the use in this Registration Statement of Emerging Vision, Inc. on Form S-8 of our report dated April 15, 1998, incorporated by reference in this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
New York, New York
July 12, 2000





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